UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 31, 2011
PRIMUS GUARANTY, LTD.
(Exact name of registrant as specified in its charter)

Bermuda	001-32307	98-0402357

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Clarendon House 2 Church Street Hamilton HM 11, Bermuda

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: 441-296-0519
Not Applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.
On March 31, 2011, Primus Guaranty, Ltd. (the “Registrant”) posted on its Web site located at www.primusguaranty.com under the heading “Investor Relations — Tax Information” Passive Foreign Investment Company (PFIC) Information Statements for Primus Guaranty, Ltd., Primus (Bermuda) Ltd., Primus CLO I, Ltd. and Primus CLO II, Ltd. for the tax year ended December 31, 2010. A copy of the Information Statements is furnished as Exhibit 99.1 to this Current Report. This exhibit shall not be deemed to be “filed” for purposes of Section 18 of the U.S. Securities Exchange Act of 1934, as amended, and shall not be incorporated by reference in any filing by the Registrant under the U.S. Securities Act of 1933, as amended.
This information is provided for informational purposes only and is not intended to, and does not constitute, tax, legal or other advice.

Item 9.01.	Financial Statements and Exhibits.
(c) Exhibits.

Exhibit No.	Description

99.1	Passive Foreign Investment Company (PFIC) Information Statements for Primus Guaranty, Ltd., Primus (Bermuda) Ltd., Primus CLO I, Ltd. and Primus CLO II, Ltd. for the tax year ended December 31, 2010

Signature
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PRIMUS GUARANTY, LTD.
By:	/S/ Vincent B. Tritto
Vincent B. Tritto
General Counsel (Duly Authorized Officer)
Date: March 31, 2011

Index to Exhibits

Exhibit No.	Description

99.1	Passive Foreign Investment Company (PFIC) Information Statements for Primus Guaranty, Ltd., Primus (Bermuda) Ltd., Primus CLO I, Ltd. and Primus CLO II, Ltd. for the tax year ended December 31, 2010

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